Transfer of Zayo Professional Services	12 Months Ended
Jun. 30, 2015
Discontinued Operations And Disposal Groups [Abstract]
Transfer of Zayo Professional Services

(4) TRANSFER OF ZAYO PROFESSIONAL SERVICES

On July 1, 2014, Zayo Professional Services ("ZPS"), a professional services business that provides network management and technical resources to customers, was transferred from Holdings to the Company. All of the assets and liabilities of ZPS were transferred to the Company as of July 1, 2014 and the transaction was accounted for as an equity transaction at carryover basis, as it was considered to be between entities under common control. The historical results of the Company, including the consolidated financial statements and footnotes, have been recast to include ZPS's historical financial results for all periods presented herein. See Note 1 - Business and Basis of Presentation - Reclassification of Network Related Expenses and Zayo Professional Services